Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

On October 7, 2016, the Company entered into an exclusive option agreement to acquire all outstanding capital stock of MirImmune, Inc. (“MirImmune”) in consideration for a number of shares equal to 19.99% of the then-outstanding shares of common stock of the Company, plus additional potential consideration contingent on MirImmune reaching certain milestones. RXi can exercise the option to acquire MirImmune on the terms set forth in the option agreement at any time prior to April 5, 2017, but has no obligation to do so. For accounting purposes, if the option is exercised, the transaction will be accounted for as an asset acquisition per the guidance in FASB ASC Topic 805, “Business Combinations.”

13. Subsequent Events

On April 14, 2016, the Board of Directors of the Company approved a 1-for-10 reverse stock split of the Company’s outstanding common stock, which was effected on April 18, 2016. The number of authorized shares of the Company remain unchanged. Stockholders who would have otherwise been entitled to fractional shares as a result of the reverse stock split received a cash payment in lieu of receiving fractional shares. Shares of common stock underlying outstanding stock options and other equity instruments were proportionately reduced and the respective exercise prices, if applicable, were proportionately increased in accordance with the terms of the agreements governing such securities. All share and per share amounts in the financial statements have been retroactively adjusted for all periods presented to give effect to the reverse stock split, including reclassifying an amount equal to the reduction in par value to additional paid-in capital.